                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 23, 2001 in the Registration Statement (Pre-Effective Amendment No. 1 Amending Form S-1 to Form S-3) and related Prospectus of StemCells, Inc. for the registration of 10,350,000 shares of its common stock.

Palo Alto, California
June 28, 2001